                                                                    EXHIBIT 10.7



                     SECOND AMENDMENT TO GUARANTY AGREEMENT
                                   AND WAIVER


         THIS SECOND AMENDMENT TO GUARANTY AGREEMENT AND WAIVER (hereinafter, the "Agreement") is entered into as of May 31, 2000 among Alterra Healthcare Corporation, a Delaware corporation ("Alterra"), Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") and the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Borrowers party thereto, HCR/Alterra Development, LLC, a Delaware limited liability company (the "Parent"), the Administrative Agent, The Chase Manhattan Bank, as syndication agent, Deutsche Bank AG New York and/or Cayman Islands Branches and Bank United, F.S.B., as co-agents and the Lenders are parties to that certain Credit Agreement dated as of September 30, 1999 (as amended or modified from time to time, the "Credit Agreement");

         WHEREAS, Alterra entered into that certain Guaranty Agreement dated as of September 30, 1999 in favor of the Administrative Agent, on behalf of the Lenders (as amended or modified from time to time, the "Alterra Guaranty Agreement");

         WHEREAS, Alterra entered into that certain Purchase Agreement (the "Purchase Agreement") dated as of April 26, 2000 with RDVEPCO, L.L.C., a Michigan limited liability company, Group One Investors, L.L.C., a Michigan limited liability company and Holiday Retirement 2000, LLC, a Washington limited liability company;

         WHEREAS, the Credit Parties have requested that the Lenders amend certain terms of the Alterra Guaranty Agreement as set forth herein;

         WHEREAS, the Lenders are willing to comply with the foregoing requests, based upon and subject to the terms and conditions specified in this Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Waiver. Subject to the other terms and conditions of this Agreement, the Lenders hereby waive compliance with Section 5.1 of the Alterra Guaranty Agreement to the extent, and only to the extent, necessary to allow Alterra to issue the Series A Stock (as defined in the Purchase Agreement) and the Debentures (as defined in the Purchase Agreement) in accordance with the terms of the Purchase Agreement. Except for the waiver contained herein, this Agreement does not modify or affect the obligations of Alterra to comply fully with all terms, conditions and covenants contained in the Alterra Guaranty Agreement. The waiver contained herein is a one time waiver and is limited to the waiver specifically described herein, and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Alterra Guaranty Agreement or any other Credit Document or under applicable law.

         2.   Amendments to the Alterra Guaranty Agreement.


              (a)    New Definitions.

                     (i)   A definition of "Debentures" is hereby added to
              Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:

                           "Debentures" shall have the meaning assigned to such
                     term in the Purchase Agreement.

                     (ii) A definition of "Debt Service Coverage Ratio" is hereby added to Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:

                           "Debt Service Coverage Ratio" means, (i) as of the
                     end of the fiscal quarter ending March 31, 2000, for the three month period ending on such date, (ii) as of the end of the fiscal quarter ending June 30, 2000, for the six month period ending on such date, (iii) as of the end of the fiscal quarter ending September 30, 2000, for the nine month period ending on such date and (iv) as of the end of each fiscal quarter of Alterra beginning with the fiscal quarter ending December 31, 2000, for the four fiscal quarter period ending on such date, the ratio of (a) the sum of (I) EBITDA for such period plus (II) Rental Expense for such period, as determined in accordance with GAAP to
                     (b) the sum of (I) cash Interest for such period plus (II) Rental Expense for such period (III) minus interest income for such period, as determined in accordance with GAAP.

                     (iii) A definition of "DeVos Control Group" is hereby added to Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:

                           "DeVos Control Group" means (i) RDV Corporation, a
                     Michigan corporation, Jerry Tubergen, Richard M. DeVos, each of the spouses of Jerry Tubergen and Richard M. DeVos and any of the lineal descendants or spouses of the lineal descendants of any of Jerry Tubergen and Richard M. DeVos and (ii) any trusts established for the benefit of any of the foregoing and any trusts or foundations or other entities controlled by any of the foregoing.

                     (iv)  A definition of "EBITDA" is hereby added to Section
              1.1 of the Alterra Guaranty Agreement and shall read as follows:

                           "EBITDA" means, for any period, with respect to the
                     Consolidated Parties on a consolidated basis, the sum of
                     (i) Net Income for such period plus (ii) the following to the extent deducted in computing such Net

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


                     Income: (a) income tax expense, (b) interest expense, (c) depreciation and amortization expense, (d) non-recurring losses related to the sale of assets in an amount not to exceed $25 million and (e) non-recurring losses in connection with any charges related to the reduction or elimination of overhead costs or restructuring of Alterra's stock option program in an amount not to exceed $10 million, all as determined in accordance with GAAP minus
                     (iii) the following to the extent added in computing such Net Income: (a) income tax benefit and (b) interest income and (c) extraordinary or non-recurring gains, all as determined in accordance with GAAP.

                     (v)   A definition of "Equity Issuance" is hereby added to
              Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:

                           "Equity Issuance" means any issuance by a
                     Consolidated Party to any Person of (a) shares of its Capital Stock or other equity interests, (b) any shares of its Capital Stock or other equity interests pursuant to the exercise of options (other than Capital Stock issued to employees and directors pursuant to employees or directors stock option plans and Capital Stock issued to consultants) or warrants, (c) any shares of its Capital Stock or other equity interests pursuant to the conversion of any debt securities to equity or (d) any convertible debt securities. The term "Equity Issuance" shall include (i) the net cash proceeds derived from any such issuance, (ii) the amount of any Indebtedness cancelled, retired or exchanged in connection with such issuance (exclusive of the amount of any debt securities converted to equity (but only to the extent the amount of such equity is included in the calculation of "Equity Issuance")) and/or (iii) with respect to the issuance of convertible debt securities, the amount of the credit given to any purchaser of such securities against the purchase price of such securities.

                     (vi)  A definition of "Facility" is hereby added to Section
              1.1 of the Alterra Guaranty Agreement and shall read as follows:

                           "Facility" means any assisted living facility,
                     Alzheimer's or dementia care facility or independent living facility owned by Alterra.

                     (vii) A definition of "Funded Indebtedness" is hereby added to Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:

                           "Funded Indebtedness" means, with respect to any
                     Person, without duplication, (a) all obligations of such Person for borrowed money (other than convertible securities of the Consolidated Parties which (i) are subordinated to the obligations of Alterra under this Guaranty and (ii) do not have a redemption feature of any kind prior to the full repayment of the Loans), (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made (other than convertible securities of the




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




                     Consolidated Parties which (i) are subordinated to the obligations of Alterra under this Guaranty and (ii) do not have a redemption feature of any kind prior to the full repayment of the Loans), (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within twelve months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) the principal portion of all obligations of such Person under Capital Leases, (f) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (g) the principal portion of all obligations of such Person under Synthetic Leases, (h) all Indebtedness of another Person of the type referred to in clause (a)-(g) above secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (i) all Guaranty Obligations of such Person with respect to Indebtedness of the type referred to in clauses (a)-(g) above of another Person and (j) Indebtedness of the type referred to in clauses (a)-(g) above of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto.

                     (viii) A definition of "Leverage Ratio" is hereby added to
              Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:

                            "Leverage Ratio" means, as of the end of any fiscal
                     quarter of Alterra, for the four fiscal quarter period ending on such date with respect to the Consolidated Parties on a consolidated basis, the ratio of (a) Funded Indebtedness of the Consolidated Parties on a consolidated basis on the last day of such period to (b) the sum of (i) Net Worth as of such date plus (ii) Funded Indebtedness of the Consolidated Parties on a consolidated basis on such date plus (iii) the amount of convertible securities of the Consolidated Parties outstanding on such date which (A) are subordinated to the obligations of Alterra under this Guaranty and (B) do not have a redemption feature of any kind prior to the full repayment of the Loans plus (iv) the shareholder's equity of those joint ventures for which Alterra has provided guarantees of the Indebtedness of such joint ventures (but only to the extent such Indebtedness is included in the numerator for purposes of the calculation of the Leverage Ratio).

                     (ix) A definition of "Net Income" is hereby added to
              Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:


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


                            "Net Income" means, for any period, with respect to
                     the Consolidated Parties on a consolidated basis, net income (excluding extraordinary items) after interest expense, income taxes and depreciation and amortization, all as determined in accordance with GAAP (net of sublease income with respect to such Operating Leases).

                     (x)    A definition of "Net Worth" is hereby added to
              Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:

                     "Net Worth" means, as of any date with respect to the Consolidated Parties on a consolidated basis, shareholder's equity or net worth, as determined in accordance with GAAP.

                     (xi) A definition of "Non-Stabilized Project" is hereby added to Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:

                            "Non-Stabilized Project" means any Facility which
                     (a) has been in operation for at least five full fiscal quarters following the date of the first resident occupancy of such Facility and (b) as of the most recent fiscal quarter end of Alterra does not have a Project Coverage Ratio of at least 1.5 to 1.0.

                     (xii) A definition of "Prince Control Group" is hereby added to Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:

                            "Prince Control Group" means (i) Elsa D. Prince,
                     Robert D. Haveman, each of the spouses of Elsa D. Prince and Robert D. Haveman and any of the lineal descendants or spouses of the lineal descendants of any of Elsa D. Prince and Robert D. Haveman and (ii) any trusts established for the benefit of any of the foregoing and any trusts or foundations or other entities controlled by any of the foregoing.

                     (xiii) A definition of "Project Coverage Ratio" is hereby
              added to the Alterra Guaranty Agreement and shall read as follows:

                           "Project Coverage Ratio" means, as of the last day of
                     any fiscal quarter, with respect to any Facility, the ratio of (a) the Project Operating Income for such Facility to
                     (b) the Project Debt Service for such Facility. Notwithstanding the foregoing, (i) for purposes of calculating the Project Coverage Ratio of a Facility that has been in operation for five full fiscal quarters following the date of the first resident occupancy of the Facility, the Project Operating Income for the four fiscal quarter period for which Project Operating Income is being calculated shall be deemed to be the result obtained by multiplying the actual Project Operating Income of such Facility for the three month period ending as of the last day of the applicable fiscal quarter end by 4, (ii) for purposes of calculating the Project Coverage Ratio of such Facility that has been in operation for six



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



                     full fiscal quarters following the date of the first resident occupancy of the Facility, the Project Operating Income for the four fiscal quarter period for which Project Operating Income is being calculated shall be deemed to be the result obtained by multiplying the actual Project Operating Income of such Facility for the six month period ending as of the last day of the applicable fiscal quarter end by 2 and (iii) for purposes of calculating the Project Coverage Ratio of a Facility that has been in operation for seven full fiscal quarters following the date of the first resident occupancy of the Facility, the Project Operating Income for the four fiscal quarter period for which Project Operating Income is being calculated shall be deemed to be the result obtained by multiplying the actual Project Operating Income of such Facility for the nine month period ending as of the last day of the applicable fiscal quarter end by 1 1/3.

                     (xiv) A definition of "Project Debt Service" is hereby
              added to Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:

                           "Project Debt Service" means, as of any date for the
                     four fiscal quarter period ending on such date, with respect to any Facility, the principal and interest payments which would be due and payable during such four fiscal quarter period (assuming (A) a mortgage style amortization schedule for a loan equal to 75% of such Facility's value (as determined pursuant to an independent appraisal from an appraiser) with a term of twenty-five years and (B) an interest rate equal to the greater of (a) 7.5% per annum and (b) the then applicable Treasury Rate plus 2.00% per annum).

                     (xv) A definition of "Project Operating Income" is hereby added to Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:

                           "Project Operating Income" means, as of any date for
                     the four fiscal quarter period ending on such date with respect to any Facility, the amount equal to (a) the total operating revenue with respect to the operation of such Facility for such period less (b) total operating expenses with respect to the operation of such Facility for such period (excluding any (i) management fees or (ii) interest paid during such period with respect to the Indebtedness used to construct and/or develop such Facility) plus (c) an amount which, in the determination of total operating expenses for such period has been deducted for (i) total taxes with respect to such Facility for such period and
                     (ii) depreciation and amortization with respect to such Facility for such period less (d) a replacement reserve equal to $250 per year per bed in such Facility less (e) an amount equal to 5% of total operating revenue with respect to the operation of such Facility for such period.

                     (xvi) A definition of "Purchase Agreement" is hereby added to Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:



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


                            "Purchase Agreement" means that certain Purchase
                     Agreement dated as of April 26, 2000 by and among Alterra, as seller, and RDVEPCO, L.L.C., a Michigan limited liability company, Group One Investors, L.L.C., a Michigan limited liability company and Holiday Retirement 2000, LLC, as purchasers, as amended by that certain First Amendment
                     to Purchase Agreement dated as of May   , 2000.

                     (xvii) A definition of "Rental Expense" is hereby added to
              Section 1.1 of the Alterra Guaranty Agreement and shall read as follows:

                            "Rental Expense" means, for any period, with respect
                     to the Consolidated Parties on a consolidated basis, rental expense under Operating Leases, as determined in accordance with GAAP (net of sublease income with respect to such Operating Leases).

              (b)    Amended Definitions.

                     (i)   The definition of "Change of Control" set forth in
              Section 1.1 of the Alterra Guaranty Agreement is hereby amended and restated in its entirety to read as follows:

                           "Change of Control" means, except as a result of a
                     transaction permitted under Section 5.3, any Person or two or more Persons acting in concert (other than (i) RDVEPCO, L.L.C., a Michigan limited liability company, (ii) Group One Investors, L.L.C., a Michigan limited liability company, (iii)the DeVos Control Group and (iv) the Prince Control Group) shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of Alterra (or other securities convertible into such Voting Stock) representing 35% or more of the combined voting power of all Voting Stock of Alterra.

                     (ii) The definition of "EBITDAR" set forth in Section 1.1 of the Alterra Guaranty Agreement is hereby deleted in its entirety from the Alterra Guaranty Agreement.

                     (iii) The definition of "Interest" set forth in Section 1.1 of the Alterra Guaranty Agreement is hereby amended and restated in its entirety to read as follows:

                           "Interest" means, for any period, with respect to the
                     Consolidated Parties on a consolidated basis, interest expense (including the amortization of debt discount and premium and the interest component under Capital Leases and the implied interest component under synthetic leases), as determined in accordance with GAAP.

                     (iiiv) The definition of "Tangible Net Worth" set forth in
              Section 1.1 of the Alterra Guaranty Agreement is hereby deleted in its entirety from the Alterra Guaranty Agreement.

              (c) Information Covenants. A new Section 4.1(j) is hereby added to the Alterra Guaranty Agreement and shall read as follows:

                     (j) Convertible Securities. Alterra shall notify the Administrative Agent promptly (and in any event within 5 Business
              Days) of any repurchase of convertible securities permitted by
              Section 5.5(i), specifying (a) the amount of such repurchase and
              (b) the manner in which Alterra made such repayment.

              (d) Debt Service Coverage Ratio. Section 4.9(a) of the Alterra Guaranty Agreement is hereby amended and restated in its entirety to read as follows:

                     (a) Debt Service Coverage Ratio. The Debt Service Coverage Ratio, as of the last day of each fiscal quarter of Alterra, shall be greater than or equal to:

                     -----------------------------------------------------------------------
                     Fiscal Year   1st Quarter   2nd Quarter    3rd Quarter   4th Quarter
                     -----------------------------------------------------------------------
                     2000          0.75 to 1.0   0.75 to 1.0    0.75 to 1.0   0.75 to 1.0
                     -----------------------------------------------------------------------
                     2001          0.75 to 1.0   0.82 to 1.0    0.91 to 1.0    1.0 to 1.0
                     -----------------------------------------------------------------------
                     2002          1.06 to 1.0   1.13 to 1.0    1.19 to 1.0
                     -----------------------------------------------------------------------


              (e) Leverage Ratio. Section 4.9(b) of the Alterra Guaranty Agreement is hereby amended and restated in its entirety to read as follows:

                     (b) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of Alterra, shall be less than or equal to 0.75 to 1.0.

              (f) Invested Equity. A new Section 4.9(c) is hereby added to the Alterra Guaranty Agreement and shall read as follows:

                     (c) Invested Equity. At all times the sum of (i) Net Worth plus (ii) the outstanding amount of the Debentures (as defined in the Purchase Agreement) shall be greater than or equal to $110,000,000, increased on a cumulative basis as of the end of each fiscal quarter of Alterra commencing with the fiscal quarter ending March 31, 2000 by (A) an amount equal to 50% of Net Income (to the extent positive) for the fiscal quarter then ended plus
              (B) an amount equal to 75% of (I) the sum of the proceeds from any Equity Issuance subsequent to December 31, 1999 and (II) the aggregate amount of payments of interests in kind with respect to Indebtedness of the Consolidated Parties subsequent to December 31, 1999.

              (g) Restricted Payments. A new subsection (i) is hereby added at the end of Section 5.5 of the Alterra Guaranty Agreement and shall read as follows:

              and (i) so long as no Default or Event of Default shall have occurred or be continuing and no Default or Event of Default shall exist after giving thereto and subject to the terms of Section 4.1(j), Alterra may repurchase those certain convertible securities of Alterra due December 31, 2002 prior to their maturity in an amount not exceeding $25,000,000 in the aggregate during the term of the Credit Agreement; provided, however, Alterra may repurchase an additional amount of such convertible securities in an amount not exceeding $15,000,000 in the aggregate during the term of the Credit Agreement so long as Alterra finances such repurchases with net cash proceeds received by Alterra (I) as a result of financing or refinancing properties on a non-recourse basis or (II) from the sale of Non-Stabilized Projects.

         3. Subsidiaries. Schedule 3.12 to the Alterra Guaranty Agreement is hereby amended and restated in its entirety to read as provided on Schedule 3.12 attached hereto.

         3. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions (in form and substance satisfactory to the Administrative Agent):

              (a) The Administrative Agent shall have received executed counterparts of this Agreement duly executed by Alterra, the Administrative Agent and the Required Lenders.

              (b) The Administrative Agent shall have received a legal opinion of counsel in form and substance reasonably satisfactory to the Administrative Agent from counsel to Alterra.

              (c) Payment by Alterra of all legal fees and expenses of the Administrative Agent contained in those certain invoices provided to Alterra as of the date hereof.

              (d) The Administrative Agent shall have received a certified copy of the Purchase Agreement (including all schedules and exhibits attached thereto), in form and substance satisfactory to the Administrative Agent.

              (e) The Administrative Agent shall have received such other documents and information as it deems reasonably necessary.

         4.   Miscellaneous.


              (a) The term "Alterra Guaranty Agreement" as used in each of the Credit Documents shall hereafter mean the Alterra Guaranty Agreement as amended by this Agreement. Except as herein specifically agreed, the Alterra Guaranty Agreement and the obligations of Alterra thereunder are hereby ratified and confirmed and shall remain in full force and effect according to its terms.

              (b)    Alterra hereby represents and warrants as follows:

                     (i) Alterra has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                     (ii) This Agreement has been duly executed and delivered by Alterra and constitutes Alterra's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                     (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Alterra of this Agreement.

              (c)    Alterra hereby represents and warrants to the Lenders that
         (i) the representations and warranties of Alterra set forth in Section 3 of the Alterra Guaranty Agreement are true and correct as of the date hereof, with the same effect as if made on and as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date and (ii) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default under the Alterra Guaranty Agreement.

              (d) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

              (e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  [Remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.



GUARANTOR:                         ALTERRA HEALTHCARE CORPORATION,
---------                          a Delaware corporation



                                   By:  /s/ Mark W. Ohlendorf
                                      --------------------------------
                                   Name: Mark W. Ohlendorf
                                        ------------------------------
                                   Title:   Senior Vice President
                                         -----------------------------


LENDERS:                           BANK OF AMERICA, N.A.,
-------                            as Administrative Agent and as a Lender


                                   By:  /s/ F. Scott Singhoff
                                      --------------------------------
                                   Name: F. Scott Singhoff
                                        ------------------------------
                                   Title: Managing Director
                                         -----------------------------


                                   THE CHASE MANHATTAN BANK


                                   By:  /s/ Dawn Lee Lum
                                      --------------------------------
                                   Name: Dawn Lee Lum
                                        ------------------------------
                                   Title: Vice President
                                          ----------------------------


                                   DEUTSCHE BANK AG NEW YORK AND/OR
                                   CAYMAN ISLAND BRANCHES


                                   By:  /s/
                                      --------------------------------
                                   Name:
                                        ------------------------------
                                   Title:
                                         -----------------------------


                                   BANK UNITED, F.S.B.


                                   By:  /s/ Casey Moore
                                      --------------------------------
                                   Name: Casey Moore
                                        ------------------------------
                                   Title: Vice President
                                         -----------------------------

                                   COMERICA BANK


                                   By:  /s/
                                      --------------------------------
                                   Name:
                                        ------------------------------
                                   Title:
                                         -----------------------------


                                   NATIONAL CITY BANK


                                   By:  /s/
                                      --------------------------------
                                   Name:
                                        ------------------------------
                                   Title:
                                         -----------------------------


                                   THE HUNTINGTON NATIONAL BANK


                                   By:  /s/
                                      --------------------------------
                                   Name:
                                        ------------------------------
                                   Title:
                                         -----------------------------


                                   BANK OF MONTREAL


                                   By:  /s/
                                      --------------------------------
                                   Name:
                                        ------------------------------
                                   Title:
                                         -----------------------------


                                   THE BANK OF NEW YORK


                                   By:  /s/
                                      --------------------------------
                                   Name:
                                        ------------------------------
                                   Title:
                                         -----------------------------




                                       2